                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):  June 18, 1997

                                 BRE PROPERTIES, INC.
-------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Maryland                    0-5305                    94-1722214
      (STATE OR OTHER           (COMMISSION FILE            (I.R.S. EMPLOYER
      JURISDICTION OF               NUMBER)                  IDENTIFICATION
    INCORPORATION OR                                            NUMBER)
       ORGANIZATION)

         One Montgomery Street
         Telesis Tower, Suite 2500
         San Francisco, California  14104                  94104-5525
------------------------------------------- ---------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                    (415) 445-6530
                -----------------------------------------------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

On June 18, 1997, BRE Properties, Inc. (the "Company") executed an Underwriting Agreement (the "Underwriting Agreement") in connection with the public offering of $50,000,000 aggregate principal amount of its 7.20% Notes due 2007 (the "Notes") under the Company's shelf registration statement on Form S-3 (File No. 333-24915), effective May 7, 1997 (the "Registration Statement"). The Notes will be issued pursuant to an Indenture (the "Indenture") between the Company and Chase Trust Company of California, as trustee.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.   Description

    1 Underwriting Agreement, dated June 18, 1997, with respect to the Notes, by and among the Company, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc

    4.1 Indenture, dated June 23, 1997, between the Company and Chase Trust Company of California, as trustee

    4.2       Form of the Notes

                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BRE PROPERTIES, INC.



Date: June 20, 1997                    By:  /s/ Frank C. McDowell
                                          ---------------------------
                                            Frank C. McDowell
                                            President and
                                            Chief Executive Officer

                                    EXHIBIT INDEX


Exhibit No.        Description

    1 Underwriting Agreement, dated June 18, 1997, with respect to the Notes, by and among the Company, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

    4.1 Indenture, dated June 23, 1997, between the Company and Chase Trust Company of California, as trustee.

    4.2       Form of the Notes